EXHIBIT 10.8

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AMENDED AND RESTATED

AMENDMENT NO. 7 TO LICENSE AGREEMENT

This Amended and Restated Amendment No. 7 (this “Restated Amendment No. 7”) is made as of the 24th day of February, 2009, by and between STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”), a Delaware limited liability company having an office at 55 Water Street, New York, New York 10041, a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), and the CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”), a Delaware corporation having an office at 400 South LaSalle, Chicago, Illinois 60605.  This Restated Amendment No. 7 amends and restates Amendment No. 7 dated as of March 1, 2004 (“Original Amendment No. 7”) to the Restated License Agreement effective as of November 1, 1994 between S&P and CBOE, as previously amended by Amendment No. 1 thereto dated January 15, 1995, Amendment No. 2 thereto dated April 1, 1998, Amendment No. 3 thereto dated July 28, 2000, Amendment No. 4 thereto dated October 27, 2000, Amendment No. 5 thereto dated as of March 1, 2003, Amendment No. 6 thereto dated as of September 2, 2003 (such Amendment No. 6 referred to herein as “Original Amendment No. 6”), Original Amendment No. 7, Amendment No. 8 thereto dated as of January 9, 2005 and Amendment No. 9 thereto dated as of April 23, 2007 (“Amendment No. 9”).  Immediately prior to entering into this Restated Amendment No. 7, CBOE and S&P have entered into a Restated Amendment No. 6 to such Restated License Agreement (“Restated Amendment No. 6,” and such Restated License Agreement together with all such Amendments

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including Restated Amendment No. 6 and this Restated Amendment No. 7 referred to herein collectively as the “License Agreement”).

W I T N E S S E T H:

WHEREAS, CBOE owns the methodologies (the “CBOE Index Methodologies”) set forth on Exhibit A of Addendum No. 2 attached hereto (“Exhibit A”), which can be used to derive and calculate certain indexes, indicators and benchmarks;

WHEREAS, in Original Amendment No. 7 CBOE and S&P’s predecessor established terms upon which, among other things, S&P may grant third parties (each, a “Licensee”) licenses to use CBOE Index Methodologies to derive, maintain, publish, calculate, and disseminate certain indexes, indicators and benchmarks (each, a “Licensee Index”); and

WHEREAS, CBOE owns the trademarks set forth on Exhibit A (the “CBOE Marks”);

WHEREAS, the parties desire to amend and restate the terms of Original Amendment No. 7, among other things, to accommodate additional CBOE Index Methodologies, and to permit S&P to grant Licensees the right to use CBOE Marks in the names and descriptions of Licensee Indexes, each as herein provided;

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties agree as follows:

1.             Addendum No. 2.  The License Agreement is hereby amended and supplemented by the addition of Addendum No. 2 attached hereto. This Restated Amendment No. 7 supersedes Sections 1-5 of Original Amendment No. 7 and its Attachment in their entirety.

2

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2.             Other Terms; Effect on Original Amendment No. 7.  All other terms of the License Agreement shall remain in full force and effect.  (Because Sections 1-5 of Original Amendment No. 7 and its Attachment are restated in their entirety in this Restated Amendment No. 7, and Section 6 of Original Amendment No. 7 is restated in its entirety in Restated Amendment No. 6, Original Amendment No. 7 shall be of no further force and effect from and after the date of this Restated Amendment No. 7.)

IN WITNESS WHEREOF, the parties have caused this Restated Amendment No. 7 to be executed as of the effective date set forth above.

CHICAGO BOARD OPTIONS		STANDARD & POOR’S
EXCHANGE, INCORPORATED		FINANCIAL SERVICES LLC

BY:	/s/ Richard D. DuFour	BY:	/s/ Alexander J. Matturri

TITLE:	Executive Vice President	TITLE:	Senior Managing Director

DATE:	February 24, 2009	DATE:	March 10, 2009

3

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Addendum #2 to License Agreement

(Index Methodologies)

Purpose of Addendum No. 2. The purpose of this Addendum No. 2 (this “Addendum No. 2”) to the License Agreement is to establish the terms upon which S&P may grant third parties (each, a “Licensee”) the right to, among other things, (i) use the proprietary CBOE methodologies (collectively, “CBOE Index Methodologies”) that are listed on Exhibit A hereto (“Exhibit A”) to derive, maintain, publish, calculate, and disseminate certain indexes, indicators and benchmarks (each, a “Licensee Index”) and use the trademarks owned by CBOE set forth on Exhibit A (“CBOE Marks”) in the names and descriptions of Licensee Indexes, to the extent specified on Exhibit A, (ii) use the Licensee Indexes as the basis for investment products, (iii) list and provide a market for exchange-trading of such investment products and (iv) disseminate data with respect to Licensee Indexes.

1.             Grant of License.  (a)  Subject to Section 1(h), CBOE hereby grants to S&P the right to grant to Licensees a non-transferable, worldwide license to use the CBOE Index Methodologies to derive, maintain, publish, calculate and disseminate Licensee Indexes, and data associated therewith.

(b)           CBOE hereby grants to S&P the right to grant Licensees a nontransferable, worldwide, license to use and refer to the CBOE Marks in the names and descriptions of Licensee Indexes, and in connection with activities licensed pursuant to Section 1(d) below, in the manner specified on Exhibit A; provided that:

(i)            The Licensee shall agree to make clear in its use of any CBOE Mark that the CBOE Mark is a trademark of CBOE and used under license from CBOE,

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to associate such trademark notices with the CBOE Mark in the name of the applicable Licensee Index as from time to time reasonably instructed by CBOE, and not to use the CBOE Mark in any other manner except with the prior written approval of CBOE;

(ii)           The Licensee shall reasonably cooperate with CBOE in the maintenance of rights and registrations to the CBOE Marks, and shall do such acts and execute such instruments as are reasonably necessary and appropriate to such purposes;

(iii)          The Licensee shall agree during the term of its agreement with S&P that it shall not challenge the ownership or validity of any rights of CBOE in and to any CBOE Mark; and

(iv)          The Licensee shall acknowledge that its use of any CBOE Mark in the name of a Licensee Index, and the goodwill associated with such use, shall inure to the benefit of CBOE.

(c)            Subject to Section 1(h), CBOE grants to S&P the right to grant the Licensees a non-transferable, worldwide license to use and practice the Licensed Patents (as hereinafter defined) to make, have made, sell, offer for sale, and import, as applicable, the Licensee Indexes, data associated therewith, and investment products or services based on or in connection with the Licensee Indexes.  “Licensed Patents” means, with respect to the CBOE Index Methodology described in paragraph (a)(3) of Exhibit A, United States Patent Applications Nos. 10/340,035 and No. 10/339,898 and, with respect to the CBOE Index Methodology described in paragraph (a)(1) of Exhibit A, United States Patent Application No. 10/959,528, and, in each case, any patents issuing thereon, along with all

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continuations, continuations-in-part, divisionals, reissues, reexaminations and extensions of the foregoing, and all foreign counterparts of the foregoing.  S&P shall do such acts and execute such instruments as CBOE may reasonably request in connection with the registration and maintenance of the Licensed Patents.

(d)           Subject to Section 1(h), CBOE grants to S&P the right to grant licenses to Licensees authorizing such person or persons to: (i) use any Licensee Index as the basis for investment products, (ii) list and provide a market for exchange-trading of such investment products, (iii) disseminate data with respect to any Licensee Index or product based thereon, (iv) grant licenses to third parties to permit them to base investment products on the Licensee Index and/or use the Licensee Index as a benchmark for a volatility strategy, and/or (v) identify CBOE as the source of the licensed CBOE Index Methodologies in connection with making such disclosure about such Licensee Index and products based thereon as the Licensee deems necessary or desirable under the laws and regulations to which it is subject, subject to the following restrictions:

(x)  Except with the written consent of CBOE, the term of a license described in this Section 1(d) granted by S&P to any Licensee shall not extend beyond the scheduled date of termination of this Addendum No. 2 at the time S&P grants such license; and

(y)  S&P shall cause any Licensee to agree that, during the term of its agreement with S&P, it shall not challenge the ownership or validity of any rights of CBOE in and to any CBOE Mark sublicensed to it by S&P.

(e)           CBOE hereby acknowledges that a predecessor to S&P entered into license agreements with the Licensees identified on Exhibit B hereto (“Exhibit B”) with the

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consent of CBOE in reliance on Original Amendment No. 7, and the parties hereby acknowledge that such license agreements remain and shall remain in full force and effect in accordance with their terms and notwithstanding any provisions of this Addendum No. 2 that may be to the contrary.

(f)            Except as specifically provided herein, this Addendum No. 2 shall not transfer to S&P any right to, or interest in, any of the CBOE Index Methodologies, or in any copyright, trademark, patent or other proprietary right pertaining thereto.  CBOE will not enter into a license agreement with any other person authorizing such person to use or in turn authorize any third party to use any of the CBOE Index Methodologies in connection with the creation and maintenance of indexes, but CBOE retains the right to create and maintain additional indexes using the CBOE Index Methodologies and to permit one or more other persons to disseminate, use and grant licenses with respect to any such index as CBOE and any such other person may agree; provided, that CBOE shall not create and maintain any such index that uses values of an S&P Index, and/or financial interests that are based on any such index, as input for its calculation without having first obtained the prior written consent of S&P.

(g)           If, during the term of this Addendum No. 2, CBOE modifies any of the CBOE Index Methodologies, CBOE shall promptly advise S&P in writing and the rights granted pursuant to Sections 1(a)-(e) shall also extend to the modified CBOE Index Methodology.  Licensees shall have the right but not the obligation to incorporate any such modification in any Licensee Index.  CBOE acknowledges that, as between CBOE and Licensees, it shall remain in the sole discretion of each Licensee whether to incorporate any such modification in any Licensee Index.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(h)           Notwithstanding anything herein to the contrary, S&P shall not grant any license under this Section 1 to any person without having first obtained the prior written consent of CBOE to such grant.  (Without limiting the generality of the foregoing, and by way of example, even if S&P has granted a license to a person to use a CBOE Index Methodology as described in Section 1(a) with the consent of CBOE thereto, S&P shall not subsequently grant a license to such person to use the resulting Licensee Index as the basis for investment products as described in clause 1(d)(i), or to grant licenses to third parties to permit them to base investment parties on the Licensee Index as described in clause 1(d)(iv), except with the further consent of CBOE.)  CBOE agrees not to unreasonably withhold its consent to any such proposed grant of license by S&P; provided, however, that CBOE may, in its discretion, withhold its consent to any such proposed grant that would use values of the S&P 500 Index or S&P 100 Index, and/or financial interests that are based on either such index, as input for its calculation.

2.             Fees.  S&P shall pay fees to CBOE equal to [*confidential treatment requested/material filed separately*] ([*confidential treatment requested/material filed separately*]%) of all revenues received by S&P in connection with licenses granted by S&P to third parties to use any of the CBOE Index Methodologies, excluding any fees paid by S&P to third parties, any fees charged by S&P for calculation services (it being understood that, if S&P is charging a Licensee fees for calculation services with respect to the calculation of a Licensee Index, S&P will establish the amount of any fees that it charges the Client for the right to use CBOE Index Methodologies in a manner that is consistent with its establishment of such fees in agreements in which it is not also charging fees for calculation services), and any sales, value-added and similar taxes.  S&P shall

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remit to CBOE all fees due hereunder within forty-five (45) days of the end of each calendar quarter.  Each payment of fees hereunder shall be accompanied by a statement setting forth the basis for its calculation.

3.             Term and Termination.  (a)  The term of this Addendum No. 2 shall be commensurate with the term of the License Agreement, and shall terminate automatically upon any termination or expiration of the License Agreement.  Any Licensee shall have the right, in its sole discretion, to discontinue calculation of any Licensee Index at any time.

(b)           If this Addendum No. 2 is terminated for any reason, any license agreement between S&P and a Licensee that is in effect at the time of the termination may remain in effect in accordance with its terms, it being understood that S&P shall not renew or extend the term of any such license agreement after the termination of this Addendum No. 2 and that S&P shall continue to pay fees to CBOE pursuant to Section 2 notwithstanding any termination of this Addendum No. 2 if and to the extent that it receives fees pursuant to any such license agreement.

4.             Ownership.            S&P acknowledges that, as between S&P and CBOE, the CBOE Index Methodologies and the CBOE Marks are the exclusive property of CBOE and that changes in the CBOE Index Methodologies and the CBOE Marks are in the exclusive discretion of CBOE.  CBOE represents and warrants to S&P that CBOE is the owner of, or has the right to license S&P to sublicense, the CBOE Index Methodologies and the CBOE Marks, as provided herein, and that to the best of CBOE’s knowledge, any use by a Licensee of any of the CBOE Index Methodologies pursuant to a grant of a license by S&P as provided in Section 1 of this Addendum No. 2 does not and shall not infringe or violate the copyright, patent or any other proprietary right of any third party.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

5.             Disclaimers.  (a)    S&P acknowledges with respect to any Licensee, and will cause any Licensee to acknowledge in its license agreement with S&P, that: (i) CBOE does not sponsor, endorse or promote any index that is calculated and/or maintained by the Licensee using any of the CBOE Index Methodologies; (ii) CBOE has no relationship to any such index other than permitting S&P to grant a license to the Licensee to use the relevant CBOE Index Methodologies and CBOE Marks; (iii) CBOE has no obligation to take the needs of License or persons that may have an interest in any products based on any such index into consideration in maintaining or modifying the CBOE Index Methodologies; and (iv) CBOE has no obligation or liability in connection with the administration, marketing or trading of any such index or any investment product of any kind or character that is based on any such index.

(b)           S&P acknowledges that: (i) CBOE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ANY ENTITY FROM THE USE OF THE CBOE INDEX METHODOLOGIES OR THE USE OF OR TRADING IN ANY INVESTMENT PRODUCT THAT IS BASED ON ANY INDEX THAT IS CALCULATED AND/OR MAINTAINED USING ANY OF THE CBOE INDEX METHODOLOGIES; (ii) CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CBOE INDEX METHODOLOGIES; and (iii) WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CBOE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES

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(INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF THIS AGREEMENT.

(c)           S&P agrees that any license agreement entered into by S&P with any third party for the use of any of the CBOE Index Methodologies shall include liability disclaimers for the benefit of CBOE.  CBOE acknowledges that ordinarily liability disclaimers for its benefit that are substantially parallel to those that S&P includes in such license agreement for its own benefit will be satisfactory to CBOE for purposes of the preceding sentence.  Without limiting the generality of the foregoing, the parties contemplate that: (i) S&P will cause the disclaimer language set forth in Section 5(b), or language substantially to the same effect that is reasonably satisfactory to CBOE (which may be language also disclaiming liability on behalf of S&P), to be included in any license agreement pursuant to which S&P grants any third party a license to use any derivative index calculated using any of the CBOE Index Methodologies for any purpose, and shall, in any such license agreement, include a requirement that the Licensee include the disclaimer language set forth in Section 5(b), or language substantially to the same effect that is reasonably satisfactory to CBOE (which may be language also disclaiming liability on behalf of S&P), in any prospectus, registration statement or other offering documents pertaining to the purpose for which the Licensee is using any Licensee Index; (ii) if S&P grants a third party a license to a CBOE Index Methodology for the purpose of calculating a Licensee Index for use as the interest underlying an exchange-traded product, S&P will include a requirement in the license agreement that the Licensee include the disclaimer language set forth in Section 5(b), or language substantially to the same effect that is reasonably satisfactory to CBOE (which may be language also disclaiming liability on

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behalf of S&P), in its rules or other instrument governing the trading of such exchange-traded product if appropriate; and (iii) S&P will include a requirement in any such license agreement that the Licensee include the following language, or language substantially to the same effect that is reasonably satisfactory to CBOE, in all advertisements, product brochures and other descriptive or marketing materials pertaining to the purpose for which the Licensee is using the Licensee Index: “The [relevant CBOE Index Methodology] is the property of the Chicago Board Options Exchange (“CBOE”).  Standard & Poor’s Financial Services LLC (“S&P”), has granted [Name of Licensee] a license to use [such methodology] with the permission of CBOE.  Neither CBOE nor S&P sponsors, endorses, sells or promotes any investment product that is based on [the index that is calculated or created by the Licensee utilizing the CBOE Index Methodology].”

(d)           S&P shall require that any Licensee provide all advertisements, brochures and other promotional and informational materials (collectively, “Informational Materials”) prepared by Licensee and relating or referring to any of the CBOE Index Methodologies and/or any CBOE Mark to S&P for its review and approval prior to providing any such materials to any third party, and shall require that the descriptions of CBOE Index Methodologies and any CBOE Marks in all such advertisements, brochures and other promotional and informational materials be (i) approved by CBOE or (ii) consistent with the descriptions of such CBOE Index Methodologies and the usages of any such CBOE Marks that have been approved by CBOE for use in Licensee Informational Materials.  Once Informational Materials have been approved in accordance with the foregoing, subsequent Informational Materials need not be submitted for further review and approval unless (i) the descriptions of such CBOE Index Methodologies and/or CBOE

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Marks that have been approved by CBOE are altered in any material respect, (ii) the language or use of the required disclaimers or proprietary notices is altered in any respect (material or otherwise) or (iii) CBOE revises the CBOE Index Methodologies in a manner that reasonably requires revision of the description thereof and notifies S&P thereof.

(e)           The provisions of this Section 5 shall survive any termination of this Addendum No. 2 or the License Agreement.

6.             Relationship to License Agreement.  In the event of any conflict between the terms of this Addendum No. 2 and the terms of any other part of the License Agreement with respect to the subject matter of this Addendum No. 2, the terms of this Addendum No. 2 shall supersede the terms of such other part with respect to the subject matter of this Addendum No. 2.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

(to Addendum No. 2)

CBOE INDEX METHODOLOGIES AND CBOE MARKS

(a)                               CBOE Index Methodologies

1.             The methodology for the calculation of a Volatility Index that CBOE began to use to calculate the VIX volatility index on September 22, 2003, as described in the paper entitled “VIX® — CBOE Volatility Index”, available on the date of this Amendment on CBOE’s website at www.cboe.com.

2.             The methodology for the calculation of a Volatility Index that CBOE used to calculate the VIX volatility index prior to September 22, 2003, as described in the paper by Professor Robert E. Whaley entitled “The Investor Fear Gauge,” as revised February 4, 2000.

3.             The methodology for the calculation of a BuyWrite Index that is described in United States Patent Application Nos. 10/339,898 (Publication No. 2003/0225657, published December 4, 2003) and 10/340,035 (Publication No. 2003/0225658, published December 4, 2003), together with the methods for identifying the strike price of each call option used in calculations of values of the index and determining the volume-weighted average price at which each such call option is deemed sold that are described in the paper entitled “Description of the CBOE S&P 500 BuyWrite Index (BXMSM)”.

(b)                               CBOE Marks

The CBOE trademark “VIX®” (the “VIX Trademark”); may be used (with the consent of CBOE as described in Paragraph 1(h) of Addendum No. 2) in the name of a Licensee Index that is calculated using the CBOE Index Methodology described in paragraph (a)(1) of this Exhibit A.  Without limiting the generality of the foregoing, S&P shall require any Licensee to use the VIX Trademark only in contexts in which it is readily understood that the term is used with reference to a volatility index calculated using such CBOE Index Methodology, and shall not use the VIX Trademark in a manner that implies that the mark “VIX” refers to any volatility index calculated using any methodology other than such CBOE Index Methodology or that the mark “VIX” is a generic equivalent to the term “volatility index.”

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

EXHIBIT B

(to Addendum No. 2)

LICENSE AGREEMENTS ENTERED INTO PURSUANT TO ORIGINAL AMENDMENT NO. 7

[*confidential treatment requested/material filed separately*]